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                                                                  Exhibit 10.4


                      AMENDED AND RESTATED PROMISSORY NOTE
                      ------------------------------------


                                                             September 27, 2001
$354,483                                                        Omaha, Nebraska


         FOR VALUE RECEIVED, Hawaiian Natural Water Company, Inc., a Hawaii corporation (the "Maker" or "Hawaiian Natural"), promises to pay to The Healthy Edge, Inc., a Delaware corporation (the "Holder" or "AMCON"), or order, at 10228 L Street, Omaha, Nebraska 68127, the principal amount of Three Hundred Fifty-Four Thousand Four Hundred Eighty-Three Dollars ($354,483) as follows:


MATURITY DATE
-------------

         This Promissory Note (the "Note"), with interest at the rate of eight percentum (8%) per annum, shall be due and payable in one payment on or before December 31, 2001.


PAYMENT
-------

         Any payment hereunder shall be applied first to the payment of costs and charges of collection, if any, then to accrued interest after any default, and the balance, if any, shall be then applied to reduction of principal. Principal and interest must be payable in lawful money of the United States of America.


SECURITY
--------

         The obligations herein are secured by the security interest granted pursuant to that certain Fourth Amended and Restated 10% Secured Convertible
Note in the principal sum of $350,000 payable by Hawaiian Natural to AMCON due on December 31, 2001.


DEFAULT/ACCELERATION
--------------------

         If any one or more of the following events shall occur (hereinafter called an "Event of Default"), namely: (i) default shall be made in payment hereunder, when due; or (ii) default shall be made in the punctual payment of any other obligation of the Maker to the Holder thereof when due, then, upon the occurrence of any such Event of Default, Holder at its election, and without presentment, demand, notice of any kind, all of which are expressly waived by Maker, may declare the entire outstanding balance of principal and any interest thereon immediately due and payable, together with all costs of collection, including attorney's fees. In the event of an Event of Default, as described herein, the principal amount of this Promissory Note shall then begin accruing interest at the maximum rate of default interest allowable under law until paid in full, commencing on the date Holder sends Maker a notice of default.


ATTORNEY'S FEES AND COSTS
-------------------------

         In the event Holder takes any action to enforce any provision of this Note, either through legal proceedings or otherwise, Maker promises to immediately reimburse Holder of reasonable attorney's fees and all other costs and expenses so incurred. Maker shall also reimburse Holder



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for all attorney's fees and costs reasonably incurred in the representation of Holder in any bankruptcy, insolvency, reorganization or other debtor-relief proceeding of or relating to Maker.


WAIVER
------

         The Maker of this Note hereby waives diligence, demand, presentment, notice of nonpayment, protest and notice of protest.


PREPAYMENT
----------

         Maker may prepay this Note in full or in part at any time without prepayment charge. No partial prepayment shall release Maker from thereafter rendering all payments required herein until the Note is paid in full.


MISCELLANEOUS
-------------

         The terms of this Note shall inure to the benefit of and bind the parties hereto and their successors and assigns. As used herein the term "Maker" shall include the undersigned Maker and any other person or entity who may subsequently become liable for the payment hereof. The term "Holder" shall include the named Holder as well as any other person or entity to whom this Note or any interest in this Note is conveyed, transferred or assigned.


GOVERNING LAW
-------------

         This Note shall be governed by and construed under the laws of the State of Nebraska. Maker consents to the personal and subject matter jurisdiction of any court located in the State of Nebraska for any dispute or controversy in any way related to or arising under this Note.



AMENDMENT AND RESTATEMENT INCLUSION OF ADVANCES
-----------------------------------------------

         This Amended and Restated Promissory Note (i) amends and restates the Promissory Note in the principal sum of $200,000 payable by the Maker to the Holder due on December 6, 2001 (the "Original Note"), and (ii) increases the principal amount of the Original Note by $154,483 to memorialize the obligation of Hawaiian Natural (A) to repay AMCON for $154,483 of advances from AMCON which were used by Hawaiian Natural for working capital, and (B) to pay AMCON interest thereon at the rate prescribed by this Amended and Restated Promissory Note.

                                        HAWAIIAN NATURAL WATER
                                        COMPANY, INC.


                                        By:   /s/ Marcus Bender
                                            -----------------------------------
                                              Its President



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